SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Classic Value Fund
Allspring Omega Growth Fund
(each a “Fund”, together the “Funds”)

At a meeting held February 23-24, 2022, the Board of Trustees of the Funds approved the following name changes, effective on or about May 2, 2022.

Current Fund Name	New Fund Name Effective on or about May 2, 2022
Allspring Classic Value Fund	Allspring Special Large Cap Value Fund
Allspring Omega Growth Fund	Allspring Discovery All Cap Growth Fund

February 25, 2022	SCIT022/P204SP